UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 30, 2017

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On June 1, 2017, TC PipeLines, LP (the "Partnership") filed a Current Report on Form 8-K to report under Item 2.01 thereof that the Partnership, through its subsidiary TC PipeLines Intermediate Limited Partnership, completed the previously announced acquisitions of a 49.34% interest in Iroquois Gas Transmission System, L.P. ("Iroquois") from subsidiaries of TransCanada Corporation ("TransCanada")  together with TransCanada's remaining 11.81% interest in the Portland Natural Gas Transmission System ("PNGTS") for a total purchase price of approximately $765 million, plus working capital adjustments (collectively, the "Acquisition").  As permitted under Item 901(a)(4) and Item 9.01(b)(2) of Form 8-K, the consolidated financial statements of Iroquois and PNGTS required to be filed under Item 9.01(a) of Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K were not included in the Current Report on Form 8-K of the Partnership filed on June 1, 2017, and this Amendment No. 1 to such Form 8-K  ("Form 8-K/A") is being filed to file with the Securities and Exchange Commission such historical financial statements of Iroquois and PNGTS and such pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

                (a)                           Financial statements of businesses acquired.
The audited consolidated financial statements of Iroquois Gas Transmission System, L.P.  for each of the years ended December 31, 2016 and December 31, 2015, the audited consolidated financial statements of Portland Natural Gas Transmission System for the year ended December 31, 2016 and the unaudited consolidated financial statements of each of Iroquois Gas Transmission System, L.P.  and Portland Natural Gas Transmission System for the three months ended March 31, 2017 are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated in this Item 9.01(a) by reference.

                (b)                          Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Partnership as of and for the three months ended March 31, 2017 and for the years ended December 31, 2016 and December 31, 2015 are attached hereto as Exhibit 99.5.

 (d) Exhibits
Exhibit No.	Description
23.1	Portland Natural Gas Transmission System LLC Consent of Independent Registered Public Accounting Firm
23.2	Iroquois Gas Transmission System, L.P. Consent of Independent Public Accounting Firm
99.1	Iroquois Gas Transmission System, L.P. Consolidated Financial Statements December 31, 2016 and 2015
99.2	Portland Natural Gas Transmission System Consolidated Financial Statements December 31, 2016
99.3	Iroquois Gas Transmission System, L.P. Consolidated Financial Statements March 31, 2017 and 2016
99.4	Portland Natural Gas Transmission System Consolidated Financial Statements March 31, 2017 and 2016
99.5	Unaudited Pro Forma Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  June 30, 2017

EXHIBIT INDEX
Exhibit No.	Description
23.1	Portland Natural Gas Transmission System LLC Consent of Independent Registered Public Accounting Firm
23.2	Iroquois Gas Transmission System, L.P. Consent of Independent Public Accounting Firm
99.1	Iroquois Gas Transmission System, L.P. Consolidated Financial Statements December 31, 2016 and 2015
99.2	Portland Natural Gas Transmission System Consolidated Financial Statements December 31, 2016
99.3	Iroquois Gas Transmission System, L.P. Consolidated Financial Statements March 31, 2017 and 2016
99.4	Portland Natural Gas Transmission System Consolidated Financial Statements March 31, 2017 and 2016
99.5	Unaudited Pro Forma Financial Data

4